THE LAND TITLES ACT

LEASE

For Official Use Only		
Instrument No.	IG/928410N	
Version No.		Based On 0.01
Registered By		
Registered On		

DESCRIPTION OF LAND

Title			Lot No	Extent	Property Address
Type	Vol	Fol			
CT	731	125	MK7-4779V	Whole	101 Tuas Avenue 2 Singapore 637226

LESSOR

ID / Co Regn No :	T08GB0025A
Name :	Jurong Town Corporation
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

HEREBY LEASES the registered estate or interest in the land to

LESSEE

ID / Co Regn No :	199902448E
Name :	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	101 Tuas South Avenue 2 Singapore 637226

TERM OF LEASE / CONSIDERATION

Term of Lease :	17 years
Commencement Date :	01/12/2013
Annual Rent :	See attached Annex A
Consideration :	* See attached Annex A

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

Subject to the following prior encumbrances

PRIOR ENCUMBRANCES

* Nil

COVENANTS AND CONDITIONS

- the covenants, conditions and powers implied by law in instruments of lease
- the covenants and conditions set forth in the Memorandum of Lease filed in the Singapore Land Authority as Memorandum of Lease Number IB/293564T and as varied by the attached Annex A
- * Please see attached Annex A

DATE OF INSTRUMENT :

EXECUTION BY LESSOR

The Common Seal of Jurong Town Corporation was hereunto affixed in the presence of:-

Signature :

Director (Urban Solutions & Construction Cluster) - LIM JUNWEI

EXECUTION BY LESSEE

The Common Seal of ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD was hereunto affixed in the presence of:-

Signature :

Director - NAME: QUEK LENG CHUANG

Signature :

Director/Secretary - NAME: LAW BENG HUI

CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT

I, solicitor for the LESSEE, hereby certify that I have verified the following information:

Place of Incorporation and registration number

Name of Solicitor : JANNA WONG QIAN ERN

Signature :

IMPORTANT NOTICE

The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

I, the solicitor acting for the LESSEE, hereby certify that the within land/premises is NOT a residential property (as defined in the Residential Property Act), and that approval under the said Act is not required for the purchase, acquisition or retention of the within land/premises.

Name of Solicitor : JANNA WONG QIAN ERN

Signature :

SIMILAR INTEREST CONFIRMATION

I, solicitor for ______________________ hereby confirm that the interest of ______________________ is similar to that in Caveat ______________

Name of Solicitor : ______________________

Signature : ______________________

CERTIFICATE OF CORRECTNESS

I, a duly authorised officer of the Jurong Town Corporation as at the date of this instrument under the Jurong Town Corporation Act, for and on behalf of the LESSOR hereby certify that this instrument is correct for the purposes of the Land Titles Act.

Name of Duly Authorised Officer : Marsha Lee

Signature :

IMPORTANT NOTICE

The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

CERTIFICATE OF CORRECTNESS

I, solicitor for the LESSEE hereby certify that this instrument is correct for the purposes of the Land Titles Act and that I hold a practising certificate which is in force as at the date of the instrument.

Name of Solicitor : JANNA WONG QIAN ERN

Signature :

CASE FILE / STAMP DUTY CERTIFICATE REFERENCE

Law firm case file reference :	MLM-CMA-0000197/A3002425/SR
Stamp Duty Certificate reference :	102053-01LA3-1-234366214

ANNEX A
GS LOT NO. 4779V MK 7
AT 101 TUAS SOUTH AVENUE 2, SINGAPORE 637226

A **Consideration**: (1) An annual rent as stipulated in clause **2.26** in **Part II of this Annex A**.

(2) (2.1) The aggregate investment on building and civil works and plant and machinery on the Demised Premises of at least **$19,902,950.00** (both known as "**fixed investment criteria**").

(2.2) Achieving a minimum gross floor area at a gross plot ratio of **not less than 0.86** ("**Minimum Required GPR**"), as declared by the Lessee, but **not more than 1.40** ("**Maximum GPR**").

(2.3) The development of the Demised Premises in accordance with the Lessor's **Aesthetic Control Guidelines**.

A1 **Easement:** As provided in the Memorandum of Lease filed in the Singapore Land Authority as Instrument No. **IB/293564**T ("**ML**").

B The ML shall be varied as follows :-

Part I

Clauses 2.5 and 4.7 of the ML shall be deleted and replaced by the following corresponding numbered clauses:-

2.5 To pay interest at the rate of **8.5%** per annum or such other rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable by the Lessee under this Lease from the due dates of it until payment in full is received by the Lessor.

4.7 A person who is not a party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act (Chapter 53B) (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Lease. The word "person" shall include a body corporate.

Part II

The following covenants and conditions shall be added :-
[Note: Clause/sub-clause numbering sequence follows those already in the ML]

2.26 To pay the annual rent in the manner stipulated in clause **2.1** of the ML and as follows :-

(a) The annual rent shall be based on an area of **8,758.00** square metres (although the final survey area is **8,757.90** square metres);

(b) From **1 December 2013,** an annual rent of **Dollars one hundred fifty-eight thousand one hundred and sixty-nine and Cents forty-eight ($158,169.48cts)** calculated at the rate of **$18.06cts** per square metre per annum of the Demised Premises, which rate shall be revised on **1 December 2014** and on **1 December** of every year thereafter, ("**Respective Revision Dates**") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year. The annual rent was last revised on **1 December 2020** to the rate of **$12.64cts** per square metre per annum; and

(c) The annual rent so revised on **1 December 2020** shall be subject to revision on **1 December 2021** and on **1 December** of every year thereafter, ("**Respective Revision Dates**") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year.

2.27 (a) To use the Demised Premises for the purpose of **recycling and recovery of precious and based metals from industrial wastes** ("**Authorised Use**") and for no other purpose whatever.

(b) Not to change the Authorised Use except with the prior written consent of the Lessor, Provided That the Lessee may only submit an application for such change in Authorised Use if there has not been a change of more than **51%** of the shareholding of the Lessee in the **five (5)-year period** immediately preceding the date of such application. In giving its consent, the Lessor may in its absolute discretion impose terms and conditions, including but not limited to requiring the Lessee to meet the fixed investment criteria and to show due proof of it within such period of time as the Lessor may stipulate.

(c) The words "meet" in this clause and "met" in clause **2.29** below shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met.

2.28 To ensure that the gross plot ratio shall not be less than the Minimum Required GPR but shall not exceed the Maximum GPR except with the prior written approval of the Lessor and the Authorities, Provided Always That and without prejudice to clause **2.8** of the ML, the Lessee shall pay :

(a) all development charges and differential premium which may be imposed on or charged to the Lessor by the Authorities;

(b) any other charges which may be imposed in connection with any increase in the Maximum GPR; and

(c) additional annual rent or additional land premium to the Lessor as the Lessor may in its absolute discretion determine.

2.29 (a) (a1) Not to demise, sell, assign, transfer, charge, create a trust or agency, mortgage, let, sublet or permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises without the Lessor's prior written consent ("**Restriction**") Except That the Lessee may, subject to the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture PROVIDED THAT the Lessee shall thereafter continue to be liable for the observance and performance of the Lessee's Obligations contained in this Lease.

(a2) Notwithstanding clause **2.29(a1)** above, not to sell, demise, assign, transfer, create a trust or agency or part with the possession or occupation of the Demised Premises without first making an offer ("**Offer**") in writing to the Lessor at the **prevailing market rate** and the Lessor shall thus have a right of first refusal to the Demised Premises. In the event the Lessor declines the Offer, the Lessee may, subject to the prior written consent of the Lessor, sell, assign, transfer or part with the possession or occupation of the Demised Premises.

(b) The Lessor in granting any consent relating to the Restriction, clause **2.29(a2)** or otherwise, the Lessor may in its absolute discretion, impose terms and conditions including but not limited to requiring :

(b1) that the **fixed investment criteria** to be met and due proof of it be shown within such period of time as the Lessor may stipulate;

(b2) that an assignee shall not demise, sell, assign, transfer, charge, create a trust or agency, mortgage, let, sublet, or permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises for a period to be determined by the Lessor at the time of consent Except That the assignee may :

(b2.1) with the prior written consent of or prior written notification to the Lessor (as the case may be), in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture; or

(b2.2) sublet the Demised Premises with the Lessor's prior written consent; and

(b3) the payment of monies, fee or deposit.

The restrictions in Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

(c) In the event of non-observance of the terms and conditions imposed in accordance with clause **2.29(b)** above, the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under clause **4.4** of the ML.

(d) Not at any time to suffer or cause any seizure or sale of the Demised Premises by virtue of a writ of seizure and sale or its equivalent.

(e) The exemption of liability in clause **2.20** of the ML and the Lessor's indemnity in clause **2.24** of the ML, shall also apply in connection with this clause **2.29**.

2.29A Not to:

(a) make any application for conversion under Part IV of the Limited Liability Partnerships Act (Chapter 163A) (as may be amended or revised from time to time); or

(b) pass any resolution or do any act which may result in the issuance by the Registrar of Companies of a notice of amalgamation under Part VII of the Companies Act (Chapter 50) (as may be amended or revised from time to time) which may cause the Demised Premises to be transferred to or vested in any amalgamated entity,

without the Lessor's prior written consent. If the Lessor grants any such consent, the Lessor shall have the absolute discretion to impose terms and conditions. The restrictions in section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

2.30 Without prejudice to the provisions in clauses **2.21** and **2.22** of the ML, at the termination of the Lease Term, by expiry or otherwise, ("**Event**") at the Lessee's own cost and expense :

(a) to remove the buildings, structures, fixtures, fittings, installations and equipment, or any part of it, as may be specified by the Lessor;

(b) to engage a competent independent consultant, who shall be from the relevant list of third party specialist consultants published at the relevant time by the National Environment Agency or its successor, to conduct another Environmental Baseline Study ("**Subsequent Study**") to determine the level of contamination at, on and beneath the Demised Premises and to submit a written copy of the Subsequent Study to the Lessor;

(c) if the results of the Subsequent Study indicate that the level of minerals, hydrocarbons or chemicals present at the time of the Subsequent Study exceeds that of the First Baseline Study dated **28 July 2014 (Ref No: EN59097/EL)** prepared by **Setsco Services Pte Ltd** ("**First Baseline Level**") submitted to the Lessor, to properly carry out within the time stipulated by the Lessor, all works necessary to decontaminate the Demised Premises to the state and condition existing at the time of the First Baseline Study and to the satisfaction of the Lessor and the Authorities; and

(d) to reinstate all damage to and yield up the Demised Premises in good and tenantable repair and condition in accordance with the Lessee's Obligations and to the Lessor's satisfaction,

(collectively referred to as "**Reinstatement**"), and in any event the Lessee agrees as follows:

(e) if the Lessee continues to occupy the Demised Premises after the Event, by himself or his employees, agents, contractors or subcontractors, or any other permitted persons for purposes of or in connection with the Reinstatement or any part of it, the Lessee shall be deemed to occupy the Demised Premises as a mere licensee, but subject to the same liabilities as a lessee under this Lease, and such licence shall at any time be determinable by the Lessor. The provisions in this clause shall not in any way be construed as a consent by the Lessor for the Lessee to hold over after the Event, or creating any greater interest than a mere licence;

(f) If the Lessee for any reason fails to carry out its obligations in accordance with this clause **2.30** or any part of it, the Lessor may (but without being under any obligation to do so), without prejudice to any other right or remedy the Lessor may have in law, carry out or cause to be carried out the Reinstatement, or any part of it, as the Lessor may deem fit and all costs and expenses incurred by it shall be recoverable by the Lessor from the Lessee as a debt; and

(g) The Lessor shall also be entitled to recover from the Lessee as a debt, and the Lessee shall pay the equivalent of all premium, land and building rents for the Demised Premises at the market rates prevailing at that time (as determined by the Lessor, which determination shall be final), Outgoings, GST and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which the Reinstatement is effected by the Lessee or the Lessor been added to the Lease Term.

2.31 (a) For so long as the permanent road(s) fronting the Demised Premises has or have not been handed over to the Land Transport Authority as agent for the State, to be responsible for all damage to the footpaths, trees, road pavement, roadside kerbs and sidetables, box culverts and drains fronting the Demised Premises ("**Damage**") and to repair all Damage immediately to the Lessor's satisfaction unless the Lessee shows due proof to the Lessor's satisfaction that :

(a1) the Lessee, the Lessee's officers, employees, visitors, permitted occupiers, contractors, subcontractors or agents ("**authorised persons**") or their respective authorised persons did not cause or contribute to the Damage; and

(a2) the Damage is not caused by, did not arise from or, is not connected with (directly or indirectly) the Lessee's operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises.

(b) Subject to the exemption of liability in clause **2.20** of the ML and the Lessee's indemnity in clause **2.24** of the ML, which shall also apply in connection with this clause **2.31**, if the Lessee for any reason fails to comply with clause **2.31(a)** above, or any part of it, the Lessor may in its absolute discretion (but without being under any obligation to do so) and without prejudice to any other rights and remedies the Lessor may have against the Lessee, perform the same or any part of it as the Lessor may deem fit and all costs and expenses incurred by the Lessor shall be recoverable by the Lessor from the Lessee as a debt.

2.32 The Lessee shall ensure that no structures to be erected or trees to be planted over or near the public sewers.

(a) Public Utilities Board ("**PUB**"), its officers or agents shall be allowed unimpeded access to the entire length of sewers within the Demised Premises to carry out inspection, maintenance and repair or any other works.

(b) The occupier and developer shall not deposit or place any materials or objects over or near the sewers that will impede access to the sewer unless prior approval in writing from PUB has been obtained.

||--||

For Official Use Only		
Instrument No.	IB/293564T	
Version No.		Based On 0.02
Registered By	[signature]	Mazlan Muhd
Registered On		24 APR 2009

THE LAND TITLES ACT

MEMORANDUM OF LEASE

LESSOR

ID / Co Regn No :	T08GB0025A
Name :	Jurong Town Corporation
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

DULY AUTHORISED OFFICER OF LESSOR

ID / Co Regn No :	S0077406E
Name :	GLORIA ONG SIEW CHOO

I, the abovenamed duly authorised officer of the lessor, certify that this memorandum (comprising 12 pages) contains the provisions which are deemed to be incorporated in any instrument in which the abovementioned is named as a lessor, and such instrument has reference to this memorandum.

COVENANTS AND CONDITIONS

Please refer to the attached document with the following description(s):
See Appendix A

DATE OF APPLICATION :	16/04/2009

EXECUTION BY DULY AUTHORISED OFFICER

Signed by Jurong Town Corporation by its Authorised Officer	
Name :	GLORIA ONG SIEW CHOO
Signature :	[signature]
Witness :	[signature] Chern Siow Ling Joyce

LODGED BY

Name of Lodging Party :	JURONG TOWN CORPORATION

CASE FILE REFERENCE

Law firm case file reference :	ML 11.12A/GO/YY/6 Apr 2009

APPENDIX A of Memorandum of Lease IB/293564T

Index of clauses in Memorandum of Lease

Clauses		Pages
2.14	Tenantable Repair	6
2.15	Notice of Damage	6
2.16	Slope Protection	6
2.17	(a) Encroachment	6
	(b) Encroachment Regularisation/Retention	6
2.18	Lessor's Right of Inspection and Repair	6-7
2.19	Entry Free of Charge	7
2.20	Exemption from Liability	7
2.21	State Lease	7
2.22	Compliance with Law	7-8
2.23	Occupiers' and Other Liabilities	8
2.24	Indemnity by Lessee	9
2.25	Surrender of Certificate of Title	9
3	**Lessor's Covenant :-**	
	Peaceful Enjoyment	9
4	**Lessor and Lessee :-**	
4.1	Soil	9
4.2	Light and Air	9
4.3	"As Is Where Is"	9
4.4	Re-Entry/Forfeiture	10
4.5	Severability	10
4.6	Governing Jurisdiction and Law	10
4.7	Third Party Rights	11
4.8	Non-Waiver	11

EASEMENT

RESERVING TO THE LESSOR, and all others to whom the Lessor has granted or may grant, as appurtenant to each and every premises adjoining and neighbouring the Demised Premises which are capable of so enjoying :

(a) a free and uninterrupted RIGHT OF PASSAGE AND RUNNING of water, sewage, electricity, power, gas, cable, telecommunication and other forms of communications, and other services, from the adjoining and neighbouring premises through or by means of sewers, drains, pipes, channels, wires, cables and ducts, upon over or under the Demised Premises and to lay, install, make connections with, maintain, repair, renew, restore, alter or remove them for the purpose of or in connection with such right; and

(b) all other easements, ancillary rights and obligations as are or may be implied by the Land Titles Act,

("**Easement**").

COVENANTS AND CONDITIONS

1 In this Lease :

1.1 the following expressions shall have the following meanings : Definitions

(a)	"Authorities"	:	all relevant governmental and statutory authorities.
(b)	"Commencement Date"	:	the date when the term of lease commences, as defined in the Lease.
(c)	"Demised Premises"	:	the land hereby demised and all buildings, structures, fixtures and fittings in it, which shall include any part of it.
(d)	"Law"	:	all applicable laws, statutes, legislation, by-laws, rules, orders or regulations and all requirements and directions of the Authorities, now or hereafter in force.
(e)	"Lease Term"	:	as defined in the Lease.
(f)	"Lessee"	:	as defined in the Lease, and includes its successors-in-title and permitted assigns (if any).
(g)	"Lessee's Obligations"	:	covenants, conditions, terms, stipulations, undertakings and obligations to be performed, fulfilled or observed by the Lessee.

(h) "Lessor" : Jurong Town Corporation (also known as "**JTC Corporation**") a body corporate incorporated under the Jurong Town Corporation Act, its successors-in-title and assigns.

1.2 unless the context otherwise requires : *Interpretations*

(a) words importing the singular number include the plural number and vice versa;

(b) words importing the masculine gender include the feminine gender and vice versa;

(c) words importing "persons" include corporation/body corporate and vice versa;

(d) reference to a specific Act of Singapore shall include any amendment, revision or replacement made to it from time to time;

(e) where there are two or more persons included in the expression "Lessee", covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally; and

(f) all marginal notes are for ease of reference only and shall not be taken into account in the construction or interpretation of the clause or paragraph to which they refer.

2 **The Lessee covenants** with the Lessor as follows :-

2.1 (a) To pay the annual rent in accordance with the Lessee's Obligations by equal monthly instalments on the first day of each month of every year (i.e. first of January, February, March, etc.) of the Lease Term without any deductions and in advance without demand at the office of the Lessor, or at such other office as the Lessor may designate. *Monthly Payment of Annual Rent*

(b) The market rent for purposes of determining the annual rent rate only shall mean the rent per square metre per annum of the Demised Premises excluding the buildings and other structures erected on it, and shall be determined by the Lessor on or about the Respective Revision Dates stipulated in the Lease (and payable retrospectively with effect from the Respective Revision Dates, if determined after such dates), and the decision of the Lessor shall be final. *Meaning of "Market Rent"*

(c) If the Preliminary Survey Area is mentioned in the Lease, it may at any time be adjusted on completion of final survey, if any, and if the area adjusted exceeds **five (5) square metres** more, or less, than the Preliminary Survey Area, the rental paid or payable by the Lessee shall accordingly also be adjusted and be paid and payable, or refunded as the case may be, in respect of the full difference between the Preliminary Survey Area and the final survey area, with retrospective effect from the Commencement Date. **Rent Adjustment on Final Survey**

(d) All sums payable or refundable under clause **2.1(c)** shall be paid or refunded, as the case may be, without interest EXCEPT THAT interest under clause **2.5** shall be payable by the Lessee if the Lessee fails to make payment after the said sums become due. **Interest Element**

2.2 To pay :

(a) all rates, property taxes, other taxes, assessments and outgoings, (collectively referred to as "**<u>Outgoings</u>**") whatever which now are or which at any time hereafter during the Lease Term may be imposed or charged upon or in respect of the Demised Premises; **Rates and Taxes**

(b) to the Lessor all survey fees and other charges, including those payable to and claimed by the Authorities, for the sub-division of the land of which the Demised Premises forms part, and the preparation and issue of a Certificate of Title and this Lease Provided That the Lessor shall have the right to employ its own surveyor to carry out the survey at the cost of the Lessee; **Survey Fees**

(c) all costs, disbursements, fees, charges, and stamp and registration fees in connection with the preparation, stamping and issue of this Lease and any other prior accompanying or future documents or deeds, supplementary, collateral, or in any way relating to this Lease; **Cost of Documents**

(d) all costs, fees and expenses in performing and observing all the Lessee's Obligations, whether expressly stipulated or not; **Cost of Performance**

(e) all costs, fees and expenses, including the Lessor's legal costs (on an indemnity basis), in connection with the enforcement of the stipulations in this Lease. **Cost of Enforcement**

2.3 To pay a reasonable proportion of the expense of constructing, repairing, rebuilding and cleansing all party walls, fences, sewers, drains, pipes, water-courses and other things the use of which is common to the Demised Premises and the occupiers of any adjoining or neighbouring premises, and such proportion in the case of a dispute shall be conclusively determined by the Lessor's surveyor. **Cost of Party Walls etc**

2.4 To pay or reimburse the Lessor acting as the collecting agent for the Authorities : **GST**

(a) the Goods and Services Tax ("**GST**") imposed or chargeable on or calculated by reference to the rent, Land Premium (if any), and any other taxable sums due to the Lessor under this Lease in such manner and within such period as to enable the Lessor to comply with the Law; and

(b) all interest, fines, and penalties suffered or incurred by the Lessor resulting from any failure or delay by the Lessee in the payment of the Outgoings or GST.

2.5 To pay interest at the rate of **8.0%** per annum or such other rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable by the Lessee under this Lease from the due dates of it until payment in full is received by the Lessor. **Interest**

2.6 (a) To insure and keep insured the Demised Premises against loss or damage by fire to its full reinstatement value. **Keep insured**

(b) If the Lessee fails to fulfil clause **2.6(a)**, the Lessor may, though not obligated to do so, insure the Demised Premises against loss or damage by fire, and the Lessee shall pay to the Lessor on demand, by way of additional rent, a sum equal to what the Lessor may pay for the insurance.

2.7 If the Demised Premises is destroyed or damaged by fire, to forthwith : **Rebuilding (Reinstating)**

(a) give the Lessor written notice of the destruction or damage; and

(b) cause all insurance monies received to be used for rebuilding and reinstating the Demised Premises to the Lessor's satisfaction and in accordance with the approved plans and the Law,

Provided That :

(c) if the insurance monies are insufficient, the Lessee shall make up the deficiency out of his own monies; and

(d) the rebuilding and reinstatement shall commence and be completed within a reasonable period specified by the Lessor.

2.8 (a) Not to amend any plans, elevations or specifications of the buildings, structures, installations, equipment, fixtures or fittings which the Lessor has given his consent to unless the prior written consent of the Lessor has been obtained for such amendment, regardless of whether the amendments have been approved by the Authorities. **Modifications to Consented Plans**

(b) On granting such consent, and without prejudice to other terms and conditions which the Lessor may impose, the Lessee shall if required by the Lessor give to the Lessor security that the proposed addition, alteration or rebuilding will in fact be carried out within a reasonable time.

2.9 (a) Not to cause or allow heavy power surge, high frequency voltage and current, noise, vibration or any electrical or mechanical interference or disturbance whatever which : **Power Surge & Vibration**

(a1) may prevent or prevents in any way the service or use of any communication system; or

(a2) affects the operation of other equipment, plant, installations, machinery, apparatus, fixtures, fittings or appliance

of the Lessor, other lessees, tenants, licensees or occupiers, ("**Interference**").

(b) To allow the Lessor or any authorised person to inspect, at all reasonable times, equipment, plant, installations, machinery, apparatus, fixtures, fittings or appliance in the Demised Premises to determine the source of the Interference.

(c) To take suitable measures to eliminate or reduce the Interference to the Lessor's satisfaction, if the Interference is found by the Lessor or such authorised person.

2.10 To execute such works as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and the Authorities. **Diversion Of Existing Utility Services**

2.11 Not to keep or permit to be used or stored in the Demised Premises any materials of a dangerous or explosive nature without the Lessor's prior written consent. **Dangerous Materials**

2.12 Not to do or permit or suffer to be done in, upon or at the Demised Premises anything which in the opinion of the Lessor may be or become a nuisance or annoyance, or cause damage, injury, loss or inconvenience to the Lessor or to the lessees or the occupiers of any adjoining or neighbouring premises, or whereby any insurance for the time being effected on the Demised Premises may be rendered void or voidable or be in any way adversely affected. **Nuisance, Etc**

2.13 (a) To maintain the Demised Premises in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods or articles of whatever nature and description from the Demised Premises as may be stipulated in writing by the Lessor. **House-keeping**

(b) To ensure that all fences and boundary walls, if any (including the anti-climb), shall not exceed **2.0 metres** in height. Boundary Fence & Wall

2.14 To repair and keep in good and tenantable repair the Demised Premises throughout the Lease Term. Tenantable Repair

2.15 If any major damage of whatever nature or description shall at any time occur or be caused to the Demised Premises, to forthwith give to the Lessor written notice of the damage and to remedy the damage to the Lessor's satisfaction within such time as the Lessor may specify. Notice of Damage

2.16 To ensure the protection of slopes and embankments (if any) and to prevent earth-slip, erosion of soil and failure of slopes and embankments, to the satisfaction of the Lessor and the Authorities. Slope Protection

2.17 (a) If the Lessee shall at any time be found to have encroached upon any area beyond the Demised Premises, the Lessee shall, without prejudice to any other right or remedy the Lessor may have against the Lessee, immediately or within the time specified (if any) by the Lessor rectify and remove the encroachment to the Lessor's satisfaction and pay to the Lessor such compensation as may be specified by the Lessor. Encroachment

(b) If, however, the Lessor in his absolute discretion permits or requires the Lessee to regularise and retain the encroached area, or any part of it, upon such terms and conditions as may be stipulated by the Lessor ("**Permission**") and the Authorities, the Lessee shall pay : Encroachment regularisation/ retention

(b1) rent on the encroached area with retrospective effect from the Commencement Date, or the date of commencement of encroachment ("**said date**") if the Lessee shows due proof of the said date to the Lessor's satisfaction; and

(b2) all survey fees, amalgamation fees, legal costs (on an indemnity basis), and all other costs and charges relating thereto.

2.18 To permit the Lessor and his employees, agents, contractors and subcontractors and their employees ("**Authorised Parties**"), at reasonable times in the day-time and night-time to enter upon the Demised Premises : Lessor's Right of Inspection and Repair

(a) to examine -

(a1) its state and condition;

(a2) defects, decays and wants of reparations; and

(a3) all breaches of covenant there found,

and the Lessor may thereupon, without prejudice to any other right of remedy the Lessor may have, including the right under clause **4.4**, serve on the Lessee written notice by leaving the notice at or on the Demised Premises requiring the Lessee to make good the same within such reasonable time as specified in such notice; and

(b) for any other reasonable purpose.

2.19 Without prejudice to the generality of the Lessor's rights under the Easement, to allow the Lessor and the Authorised Parties and the Lessor's authorised lessees, tenants and licensees and their employees, contractors and subcontractors a right at any time to enter and work upon the Demised Premises free of charge for the purposes stipulated in the Easement. **Entry Free of Charge**

2.20 Not to hold the Lessor, his officers or employees in any way liable for any loss of peaceful or quiet possession or enjoyment of the Demised Premises, claim, demand, action, proceedings, suits, summonses, writs, inconvenience, loss, damage, costs or expenses of whatever kind or description which the Lessee or any other person may suffer in connection with : **Exemption from Liability**

(a) clauses **2.3**, **2.8**, **2.9**, **2.10**, **2.11** or **2.18**;

(b) clause **2.19**, including such entry, works or pipelines, or in any other way connected with the Easement;

(c) clauses **2.21**, **2.22**, **2.23** or **4.3**;

(d) clause **2.30** in the Lease; or

(e) any occurrence (including acts of terrorism), or any representations, promises or warranties with respect to the Demised Premises or its appurtenances.

2.21 (a) To perform and observe the express and implied covenants on the Lessor's part in the head lease ("**<u>head lease covenants</u>**") and conditions between the President of the Republic of Singapore and the Lessor so far as they are not specifically and expressly varied in this Lease. **State Lease**

(b) Not to breach nor in any manner cause or permit a breach of the head lease covenants and conditions.

2.22 (a) Not to do, omit, permit or cause to be done or omitted any act, matter or thing in, upon or at the Demised Premises which shall contravene the Law, but to fully comply with and observe, and ensure full compliance with and observance of the Law : **Compliance with Law**

(a1) in relation to -

(a1.1) the possession, use, occupation, or otherwise, of the Demised Premises; or

(a1.2) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises,

notwithstanding any endorsement, approval, permission or consent which the Lessor may grant under any clause in this Lease or otherwise; or

(a2) which the Lessor may be liable to comply with or observe or which may be imposed on the Lessor in connection with the Demised Premises.

(b) If the Lessee fails to comply with clause **2.22(a)** or any part of it, the Lessor may in its absolute discretion (but without being under any obligation to do so) and without prejudice to any other rights and remedies the Lessor may have against the Lessee, perform the same, and all costs and expenses incurred thereby shall be recoverable from the Lessee as a debt.

2.23 To make reasonable provision against (including procuring an appropriate public liability insurance coverage) and be responsible for the following : **Occupiers' and Other Liabilities**

(a) All loss, injury, and damage whatever to any person (including loss of life) and any movable or immovable property, including that of the Lessor's, arising out of or in connection with -

(a1) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises;

(a2) the possession, occupation, use or otherwise of the Demised Premises;

(a3) the use or storage of any dangerous or explosive material; and

(a4) any act or omission, neglect or default of the Lessee, the Lessee's officers, employees, visitors, permitted occupiers, contractors, subcontractors, or agents, ("**authorised persons**"), or their respective authorised persons,

notwithstanding the Lessor's endorsement, approval, permission or consent (if any) under this Lease or otherwise.

(b) Any act, matter or thing done, or omitted, permitted or caused to be done, in contravention of the Lessee's Obligations.

2.24 To fully indemnify and keep indemnified the Lessor from and against all proceedings, actions, suits, writs, summonses, judgments, orders, decrees, costs, expenses, charges, claims, demands, losses, damages, fines, penalties and liabilities which the Lessor or any other person may suffer or incur arising out of or in connection with clauses **2.9**, **2.10**, **2.11**, **2.12**, **2.14**, **2.16**, **2.17**, **2.18**, **2.21**, **2.22**, **2.23**, **2.30**, **4.3**, the Demised Premises, or this Lease. **Indemnity by Lessee**

2.25 If the Lease Term is determined, by expiry or otherwise, the Lessee shall : **Surrender of Certificate of Title**

(a) immediately surrender or cause to be surrendered the duplicate subsidiary Certificate of Title for the Demised Premises to the Registrar of Titles for cancellation; and

(b) simultaneously give to the Lessor written notice of such surrender.

[<u>**Note**</u> : For additional Lessee's covenants, see Part II in Annex A of the Instrument of Lease]

3 **The Lessor hereby covenants** with the Lessee that the Lessee, paying the rent hereinbefore reserved and performing and observing the Lessee's Obligations, shall peaceably hold and enjoy the Demised Premises during the Lease Term without any interruption of or by the Lessor or any person lawfully claiming through under or in trust for him. **Peaceful Enjoyment**

4 **The Lessor and Lessee** agree to the following :-

4.1 No estate or interest in the soil of the road and footpath adjacent to the Demised Premises is or shall be deemed to be included in the demise contained in this Lease. **Soil**

4.2 The Lessee shall not be entitled to any right of access of light or air to the Demised Premises, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose. **Light and Air**

4.3 The Lessee shall - **"As Is Where Is"**

(a) take the Demised Premises on an "as is where is" basis, including any defects (latent, inherent or otherwise), and is deemed to have full notice and knowledge of its state and condition, including but not limited to its ground levels, topography, subterranean conditions, and soil contaminants, content, compounds, characterisation and conditions, ("<u>**State and Condition**</u>");

(b) execute such works as may be required to be done or as the Lessee may deem necessary (subject to the Lessor's prior written consent or approval) in respect of the State and Condition.

4.4 (a) It shall be lawful for the Lessor or any person authorised by the Lessor in that behalf to re-enter upon the Demised Premises in the name of the whole at any time after the happening of any of the following events : **Re-Entry/ Forfeiture**

(a1) the rent, Outgoings, GST, or any other sums due under or by virtue of this Lease, or part of it, shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not);

(a2) the Lessee fails in any other way to perform, fulfill or observe any of the Lessee's Obligations ("**Breach**"), and:

(a2.1) the Lessor has served on the Lessee written notice specifying the Breach; and

(a2.2) if the Breach is (having regard to the nature of the Breach) capable of remedy, requiring the Lessee to remedy the Breach, and the Lessee has failed to remedy the Breach within 3 months from the date of the Lessor's said written notice (except in the case of an emergency, exigency, or a health or safety concern, when immediate or early remedy is required or necessary); or

(a3) any seizure or sale or its equivalent is made in respect of the Demised Premises.

(b) Upon such re-entry, the Lease Term shall absolutely determine but without prejudice to the Lessor's other rights and remedies in respect of any breach of the Lessee's Obligations.

(c) However, if the Demised Premises has been assigned by way of mortgage, the provisions of this clause **4.4** shall not take effect until the Lessor has served upon the mortgagee a written notice that such breach has occurred and the mortgagee has failed to remedy such breach.

4.5 If at any time any provision or any part of a provision of this Lease is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions or parts of the provision (to the extent that they are severable from such illegal, invalid or unenforceable provisions or part of the provision) shall in no way be affected or impaired by it. **Severability**

4.6 This Lease shall be governed and interpreted in accordance with the laws of Singapore and any legal proceedings, actions, suits, writs, summonses or claims arising from or in connection with the Lease or the Demised Premises shall be commenced in and heard before the courts of Singapore and the Lessee agrees to irrevocably submit himself to the jurisdiction of the courts of Singapore. **Governing Jurisdiction and Law**

4.7 A person who is not a party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Lease. **Third Party Rights**

4.8 No waiver expressed or implied by the Lessor of any breach of any of the Lessee's Obligations shall be construed nor be deemed to operate as a waiver of any other breach of the same or any other term, covenant, condition, undertaking or stipulation and shall not prejudice in any way the rights, powers and remedies of the Lessor contained in this Lease. Any acceptance of rent, GST, and any other monies shall not be deemed to operate as a waiver by the Lessor of any right to proceed against the Lessee of any of the Lessee's Obligations. **Non-Waiver**

Original

Certificate of Stamp Duty

Stamp Certificate Reference	:	**102053-01LA3-1-234366214**
Stamp Certificate Issued Date	:	**22/12/2014**
Applicant's Reference	:	**2014008441GH.JY**
Document Reference Number	:	**2014120801002 ver. 1.0**
Document Description	:	**Acceptance to Offer of Lease (Ad valorem)**
Date of Document	:	**27/09/2013**

Vacant Land	:	MK/TS No: 7 Lot No: 3934L PL/PT/Parcel No: A3002425, TUAS SOUTH AVENUE 2
Lessor/ Landlord	:	JURONG TOWN CORPORATION (UEN-OTHERS - T08GB0025A)
Lessee/ Tenant	:	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD (UEN-LOCAL CO - 199902448E)
Stamp Duty	:	S$ 2,532.00
Penalty	:	S$ 144.00
Total Amount	:	**S$ 2,676.00**

Our Ref: JTC(L) 8399/314
Case Number : 199778

13 December 2013

jtc
Breaking New Ground

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD

BY COURIER

62 TUAS SOUTH STREET 5
SINGAPORE 637802

Attention: Mr Quek Leng Chuang

Dear Sirs,

APPLICATION FOR LAND KNOWN AS PRIVATE LOT A3002425 AT L8201305016 Tuas South Avenue 2/5

1 1.1 We refer to your application for land and are pleased to inform you that subject to :

(a) the approval of the relevant governmental and statutory authorities ("**Authorities**"); and

(b) your unconditional acceptance of the covenants, stipulations, terms and conditions in the attached Schedule of Building Terms ("**BT**") and in this letter in the manner stipulated in paragraph 7 below,

we are prepared to grant you a **licence** for the Licence Term with effect from the Licence Commencement Date to complete the Building Works at the Land for the purpose of the Authorised Use only and for no other purpose.

1.2 Upon fulfillment of the investment criteria in paragraph 3 below and compliance with all the covenants, stipulations, terms and conditions in this letter and the BT, a **lease** of the Land and the buildings for the Lease Term with retrospective effect from the Licence Commencement Date shall be granted for the purpose of the Authorised Use only and for no other purpose, subject to covenants, stipulations, terms and conditions in the First Schedule Lease.

1.3 (a) This letter and the BT constitute the full terms and conditions governing your agreement with us during the Licence Term.

(b) This letter and the First Schedule Lease in the BT constitute the full terms and conditions governing your agreement with us during the Lease Term. [1]

(c) In the BT and the First Schedule Lease where the context permits, reference to "this BT" or "this Lease" wherever appearing therein shall be construed to include reference to this letter. A breach of any of your obligations in this letter shall accordingly be deemed to be a breach of your obligations in the BT (and thus your agreement with us) or the First Schedule Lease, entitling us, without prejudice to any other right or remedy we may have, to accordingly exercise our rights under clause **4.1** of the BT or clause **4.4** of the ML.

(d) Any variation, modification, amendment, deletion, addition or otherwise of the terms of this letter, the BT or the First Schedule Lease shall not be enforceable unless reduced in writing and signed by both parties. No terms or representation or otherwise, whether expressed or implied, shall form part of this letter, the BT or the First Schedule Lease other than what is contained herein.

(e) In the event of any inconsistency or conflict between any covenant, term, condition or stipulation of this letter and the BT or First Schedule Lease (as the case may be), the relevant covenant, term, condition or stipulation in this letter shall prevail.

2 Definitions

For the purpose of this letter and the BT, the following expressions shall have the following meanings :-

2.1 "Area" : **8,758.26** square metres, the estimated area of the Land, subject to survey as provided in clause **2.1** in the ML. The Preliminary Survey Plan reflecting the Preliminary Survey Area will be handed over to you in due course;

2.2 "Authorised Use" : the use permitted during the Lease Term, namely **Recycling and Recovery of Precious and Based Metals from Industrial Wastes**

[1] **Note to Customer** : Clause **3** of the BT contains the details of when the Lease Term will be granted to you. If the Lease Term (or Reduced Term) is granted, the actual instrument of lease will then be issued to you for signing and thereafter for registration with the Singapore Land Authority.

only;

2.3	"Building Works"	:	construction and completion of buildings, structures, installations, equipment, fixtures and fittings at the Land;
2.4	"First Schedule Lease"	:	the form of lease attached to the BT which includes the ML referred to in paragraph **2.11** below;
2.5	"Land"	:	**Pte Lot A3002425** at **L8201305016 Tuas South Avenue 2/5**, forming part of Government Survey Lot **03934Lpt** Mukim No. **MK07** and situated in the Republic of Singapore, as shown edged in red on the **plan attached**, and shall include any part of it. For lodging of caveats with the Singapore Land Authority, please see paragraph **12** below;
2.6	"Lease Term"	:	A period of **17 Years** ;
2.7	"Licence Commencement Date"	:	**01 December 2013**; [2]
2.8	"Licence Term"	:	**4 years**;
2.9	"Licensee", which expression shall include its successors-in-title and permitted assigns, if any	:	**ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD** (Registration No. **199902448E**), a company incorporated in Singapore and having its registered office at **62 TUAS SOUTH STREET 5 Singapore 637802**;
2.10	"Licensee's Obligations"	:	covenants, terms, conditions, stipulations, undertakings and obligations to be performed, fulfilled and observed by you;
2.11	"ML"	:	the memorandum of lease registered with the Singapore Land Authority as Instrument No. **IB/293564T** (also known as **ML 11.12A**) referred to in the First Schedule Lease; and

[2] **Note to Customer** : The Commencement Date in the First Schedule Lease is the same date as the Licence Commencement Date because the Lease Term is granted retrospectively from the Licence Commencement Date.

2.12 "Owner", which expression shall include its successors-in-title and assigns : Jurong Town Corporation (also known as "JTC Corporation") a body corporate incorporated under the Jurong Town Corporation Act and having its office at The JTC Summit, 8 Jurong Town Hall Road, Singapore 609434.

2.13 "Prohibition Period" : the period from the Licence Commencement Date until the day the Licensee has –

(a) shown due proof to our satisfaction that the fixed investment criteria under clause **3** of the BT has been met; and

(b) obtained all necessary Temporary Occupation Permits issued by the Authorities for the Building Works.

For avoidance of doubt, if/when a lease is granted under clause **3** of the BT, the Prohibition/Prohibition Period in clause **2.29(a)(a1)** of the First Schedule Lease shall not apply. The Restriction shall then apply.

3 Investment Criteria

3.1 You shall :

(a) fulfil your declared aggregate investment on building and civil works and plant and machinery of at least **$19,902,950.00** (both known as "**fixed investment criteria**") on the Land; and

(b) develop the Land –

(b1) to a minimum gross floor area at the gross plot ratio of **not less than 0.86** ("**Minimum Required GPR**"), as declared by you, but **not more than 1.40** ("**Maximum GPR**"); and

(b2) in accordance with the attached **Aesthetic Control Guidelines**.[3]

all within the Licence Term, and comply fully with and ensure full compliance with this letter and the BT. The **Submission Deadline** for showing due proof of fulfillment of the fixed investment criteria under clause **3.1(a)(a3)** of the BT is **01 June 2018**.

[3] **Note to Customer** : Please view the Aesthetic Control Guidelines in your CSP Inbox in our website at http://www.jtc.gov.sg.

3A Value Added, Remuneration and Number of Workers Declaration

Your application for the Land contained a declaration of your value added, remuneration and number of workers, information we additionally relied on in deciding whether to allocate the Land and issue the Offer letter documents to you. You shall therefore submit, by a further declaration, details of your **actual value added remuneration and number of worker** as at **30 November 2018**. The further declaration shall be :

3A.1 in the form set out in **Appendix A1**; and

3A.2 submitted to us in the **6th year of the Licence/Lease Commencement Date** together with your external auditor's statement verifying the information and data in the further declaration.

4 Possession of the Land

4.1 Possession of the Land may be given to you within **2 months** before the Licence Commencement Date, subject to due acceptance of this letter in accordance with paragraph **7** below. If so, then you shall be deemed a licensee upon the same terms and conditions in this letter and the BT from the date of possession until the Licence Commencement Date.

4.2 If however we :

(a) exercise our right to Enforce under clause **4.1** of the BT; or

(b) grant you consent to terminate the BT, or surrender part of the Land, in accordance with clause **5** of the BT,

then we shall also be entitled to recover from you as a debt, and you shall pay to us the equivalent of licence fees, property tax, Outgoings, and GST, for period commencing on the day possession of the Land is given to you until the day before the Licence Commencement Date, in addition to all the amounts you are obliged to pay to us under or in connection with clauses **4.1** or **5** of the BT.

5 Licence Fee/Annual Rent Consideration

The licence fee/land rent[4] ("**annual rent**") you shall pay under clauses **2.2** of the BT and **2.26** in Part II of Annex A of the First Schedule Lease is as follows :

[4] **Note to Customer:** Land rent in this context and in the context of paragraph **10** below refers to the yearly/annual rent as stipulated in the BT referred to in this Offer.

5.1 The rate from the Licence Commencement Date to **30 November 2014** is **$18.06** per square metre per annum.

5.2 The respective revision dates for the annual rent shall be on **01 December 2014** and **01 December** of every year thereafter, ("**Respective Revision Dates**") based on the market rent prevailing on the Respective Revision Dates, but each increase, if any, shall not exceed **5.5%** of the annual rent for each immediately preceding year.

5.3 The annual rent is due and payable monthly in advance without demand or deduction on the first day of each month of the year (i.e. 1st of January, February, March, etc.) of the Lease Term. However, as a condition of due acceptance of this letter, the monthly payment for the period from **01 December 2013** to **31 December 2013** shall be paid together with your Letter of Acceptance in accordance with paragraph **7** below and the **Payment Table** attached. Thereafter, your next advance monthly payment for the period **01 January 2014** to **31 January 2014** is due on **01 January 2014**.

6 Additional Conditions

6.1 Qualified Person's Certification

The certification by the Qualified Person as stipulated in clause **2.7(d)** of the BT shall be in the form attached at **Appendix C** and shall be submitted to us by **1 June 2018** ("**Submission Deadline**").

6.2 Environmental Baseline Study

Please refer to **Appendix B2** for the technical guidelines for the Environmental Baseline Study. We also draw your attention to clause **7** of the BT and clause **2.30** in Part II of Annex A of the First Schedule Lease relating to decontamination and reinstatement.

The results of the First Baseline Study which you must conduct shall be submitted to us within **4 months** from the Licence Commencement Date.

6.3 Public Sewers

No structures shall be erected or trees planted over or near the public sewers.

(a) PUB, its officers or agents shall be allowed unimpeded access to the entire length of sewers within the site to carry out inspection, maintenance/repair or any other works.

(b) The occupier/developer shall not deposit or place any materials or objects over or near the sewers that will impede access to the sewer unless prior approval in writing from PUB has been obtained.

6.4 **Replacement Authorised Use Sub-clause (Private Limited Company)**

The following **clause 2.27(b)** shall replace the clause **2.27(b)** in the First Schedule Lease :

"(b) Not to change the Authorised Use except with the prior written consent of the Lessor, Provided That the Lessee may only submit an application for such change in the Authorised Use if there has not been a change of more than **51%** of the shareholding of the Lessee in the **five (5)-year period** immediately preceding the date of such application. In giving its consent, the Lessor may in his absolute discretion impose terms and conditions, including but not limited to requiring the Lessee to meet the fixed investment criteria and to show due proof of it within such period of time as the Lessor may stipulate.

6.5 **Stockpiling of Waste**

You shall place a stockpile deposit ("**Stockpile Deposit**") with us based on the declared total quantity of stockpile of unprocessed and processed wastes on the Land, which shall not exceed **60 tons** at any one time ("**Stockpile Limit**"). The terms and conditions pertaining to stockpiling of waste on the Land are attached as **Appendix C1**. You shall place the Stockpile Deposit of **$6,000.00** as security against any breach of the terms and conditions as stated in **Appendix C1**.

7 Mode of Due Acceptance

Your due acceptance of this letter in accordance with this paragraph **7** shall constitute a binding agreement. The offer under this letter shall lapse and the application deposit of **$13,168.75** which you had paid shall be forfeited if we do not receive all of the following by **27 September 2013** :-

7.1 the duly signed and stamped original letter of acceptance, in the form set out in the **Letter of Acceptance** attached *(Please date as required in your letter of acceptance)*. Please note that the letter of acceptance must be stamped within **14 days** from the date of the letter of acceptance. Your lawyer will advise you on the stamp duty payable to IRAS and arrange for the stamping. (Information is also available at the IRAS website at http://www.iras.gov.sg);

7.2 payment of the sum set out in the **Payment Table** attached; and

7.3 the duly completed **GIRO authorisation form** or a copy of your letter of authorisation to your banker mentioned in paragraph **10** below.

8 Clearance of Payments

Please note that payments made prior to you giving us the other items listed above may be cleared by and credited to us upon receipt. However, if the other items are not received within the time stipulated herein, this Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatever nature against us.

9 Notice of Mortgage/Charge

Upon due acceptance of this Offer, you may mortgage your interest by giving us a **Notice of Mortgage** in accordance with our **Practice Circular** dated **8 September 2008** if the proposed mortgagee/chargee is a financial institution permitted by the laws of Singapore to lend to you on security of a mortgage/charge. A summary of the Practice Circular is attached at **NOM Summary Appendix D** of this letter. Please note that -

9.1 Your lawyers may submit the Notice of Mortgage on your behalf.

9.2 The Practice Circular may, be retrieved from our website at http://www.jtc.gov.sg under the icon "**Customer Service**" (or scroll all the way down to "Quick Links" and click "Policies and Procedures"), and then clicking these icons in the following order : "**Existing Customer**", "**Managing Your Lease**", "**Practice Circular**", "**Correspondence or Annex A**".

9.3 Should you have any queries concerning the Practice Circular, you may contact any of these persons from our Legal Services Division at the following telephone numbers -

Ms Rani Hubert	-	6883 3181
Ms Tong Meow Hoon	-	6883 3196
Ms Yeo Poh Lay	-	6883 3190

10 Mode of Payment

10.1 Your first payment to be made with your letter of acceptance pursuant to paragraph **7** above and the attached **Payment Table** shall be by non-cash mode (eg, cashier's order, cheque etc).

10.2 Thereafter, during the Licence Term and subsequent Lease Term, if any, you shall pay the annual rent, and GST by Interbank GIRO or any other mode to be determined by us.

10.3 We enclose the **Giro authorisation form** for your completion.

10.4 You have an existing GIRO account with us. However, you still have to submit a fresh duly completed **GIRO authorisation form** (attached) as part of the Mode of Due Acceptance, as your existing GIRO account cannot be extended to include payments for the Land.

10.5 However, pending the GIRO arrangement being finalised, you shall pay the annual rent and GST as they fall due by cheque/cash.

11 For Your Information

11.1 To guide and assist you, please refer to the following :

(a) A "**Schedule of Statutory Controls for Land and Standard Factory Customers**". As stated therein, these are subject to change from time to time by the Authorities.

(b) **The Easy & Practical Housekeeping Guide**. This Guide is also subject to change from time to time.

However, we make no representation as to the accuracy of their contents or otherwise, and you or your consultants should make independent enquiries to verify the information and obtain any other information you may need.

11.2 As for property tax, please note that you have to inform the Chief Assessor immediately upon obtaining TOP for the building and structures. And if you at any time thereafter rebuild, enlarge, alter or improve the building and structures, you may also wish to provide the development details to the Chief Assessor. A copy of IRAS' circular is attached at **Appendix F**. If you have any queries concerning property tax matters, please contact IRAS via ptav@iras.gov.sg or via their hotline at number **1800-3568300.**

11.3 You may also wish to note the following :

(a) You are required to take the Land on an "as is where is" basis. Please see clause **2.5** of the BT and clause **4.3** of the ML.

(b) The current zoning for the Land is **Business2**.

(c) The height restrictions (if any) indicated in the Plan Submission Fact Sheet. Please note that these are subject to change at any time without prior notice by the Authorities.

12 <u>Lodgement of Caveats with the Singapore Land Authority</u>

12.1 Singapore Land Authority ("**SLA**") will accept caveats only if the <u>whole</u> government survey lot number has been obtained from the Chief Surveyor of Singapore. Caveats lodged with a <u>part</u> lot number (ie, part of a large lot) and a plan annexed will be rejected by SLA.

12.2 Consequently, as the Government Survey Lot number mentioned in paragraph **2.5** above is presently only a <u>part</u>-lot number, please obtain the <u>whole</u> lot number for the Land ("**caveat lot number**") if you and your mortgagee-financier wish to lodge caveats in respect of your/your mortgagee's interest in the Land.

12.3 If you wish to obtain a caveat lot number, please note the following:

(a) You must first have duly accepted the offer under this letter in accordance with the Mode of Due Acceptance in paragraph **7** above (including ensuring that any Due Acceptance payments made by cheque have been cleared by the bank).

(b) You may contact our **Land Planning Division** directly at Tel: **6883 3153** or Fax: **6885 5880**. Our **Land Planning Division** will apply to the Chief Surveyor for a caveat lot number.

(c) For further clarifications on the government survey lot number or the caveat lot number, you may also contact our **Land Planning Division** at Tel: **6883 3153** or Fax: **6885 5880**. You may also want to view SLA's website for information on the lodging of caveats at http://www.sla.gov.sg/doc/new/lr03.pdf.

Yours faithfully

Eddie Wong Yick Meng
Dy Manager
Clean Tech Dept
Aerospace, Marine & Clean Tech Cluster
DID : 68833416
FAX : 65655301
E-MAIL : eddie.wong@jtc.gov.sg

ATTACHMENTS

PART 1

The following enclosures *marked* ✓ are attached to this offer letter :

- ☑ **Payment Table** [paras 7 + 10]
- ☑ **GIRO** Forms [paras 7 + 10]
- ☑ Allocation **Plan** [para 2. 5]
- ☑ Letter of **Acceptance** Form [para 7]
- ☑ Appendix **A** (**Prorating** of Lease Term) [para 3]
- ☑ Appendix **C1** – Conditions for Stockpiling Waste [para 6.5]
- ☐ Appendix **A1** (Specimen Form for Declaration of **Actual Value Added, Remuneration & Number of Workers**) [para 3A]
- ☐ Appendix **B** (**CAAS** Height Control Guide-lines & Requirements)
- ☑ Appendix **B1/1** (Plan Submission **Fact Sheet**) [para 11.1(a)]
- ☑ Appendix **B1/2** (**Height** Restrictions) [para 11.3(c)]
- ☑ Appendix **C** (**QP** Certification Form) [para 6.1]
- ☑ Appendix **D** (**NOM Practice Circular** Summary) [para 9]
- ☐ **Jurong Island** landscaping guidelines [para 6.<5>)
- ☑ Appendix **F** (**IRAS Circular** on Property Tax) [para 11.2]
- ☑ Schedule of **Building Terms** [para 1.1] - (Code BT(Inland)/[LAND RENT]/**12 Dec 2012**/ML11.12A-ML IB/293564T/CPD-KCS+ELC-LWL+ MY+LGD-GO+SR/ [BT3.34+ Lease 1.045/GO+JCSL+yy)]
- ☑ **Memorandum of Lease 11.12A No. IB/293564T** [paras 2.4]
- ☑ **First Schedule Lease** [para 2.4]
- ☑ Appendix **B2** [**Technical Guideline** on **Environment Baseline** Study (2010 Edition)] [para 6. 2]
- ☑ **Aesthetic Control Guidelines** [para 3.2(b)]
- ☑ Schedule of **Statutory Controls** for Land, Standard Factory And Workshop Customers [para 11.1(a)]
- ☑ The Easy & Practical **Housekeeping Guide** [Para 11.1(b)]

PAYMENT TABLE

PREMISES: PRIVATE LOT A3002425 AT L8201305016 Tuas South Avenue 2/5

	Amount		GST at the prevailing rate	
Annual rent at **$18.06** per square metre per annum on **8,758.26** square metres from Licence Commencement Date **or 01 December 2013** to **31 December 2013**	$	13,181.18	$	922.68
Survey fee (subject to adjustment on completion of final survey)	$	5,260.00	$	368.20
URA processing fee (subject to adjustment on completion of final survey)	$	1,000.00	$	70.00
Singapore Land Authority fee (subject to adjustment on completion of final survey)	$	3,327.10	$	232.90
Stockpile Deposit	$	6,000.00		
Cost of preparation of the Lease at $150/-	$	150.00	$	10.50
Sub-Total Payable	**$**	**28,918.28**	**$**	**1,604.28**
Total Payable inclusive of GST at prevailing rate	**$**	**30,522.56**		
Less : Application Deposit	**$**	**13,168.75**		
Net Total Payable	**$**	**17,353.81**		

The initial amount payable is **$ 17,353.81**

<u>Letter of Acceptance</u>

(Please use your firm/company's letterhead)

Our Ref: JTC(L) 8399/314

Date:

Aerospace, Marine & CleanTech Cluster
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434
Attention : Eddie Wong Yick Meng

Dear Sirs,

ACCEPTANCE OF OFFER RELATING TO PRIVATE LOT A3002425 AT L8201305016 Tuas South Avenue 2/5

1 We refer to your letter ("Letter") and eStatement letter, both dated 13 December 2013 for the above Land and hereby confirm our acceptance of all the terms, stipulations, covenants and conditions of the Letter and the Schedule of Building Terms and the eStatement letter as well as acceptance of the above Land on an "as is where is" basis.

2 In accordance with your required mode of acceptance mentioned in paragraph **7** of your Letter, we enclose the following*:

☐ A cheque for **$ 17,353.81**

☐ *<Our duly completed GIRO authorisation form> / *<A copy of our letter of authorisation to our banker>. *(*delete where not applicable)*

3 We understand and agree that we will only be able to view our Statement of Accounts (SA) in JTC's Customer Service Portal (CSP) and confirm that the following email address(es) are the authorized recipients to receive the email notification to view our SA or eStatement in CSP.

Email address 1 :
*Email address 2 :

4 We have enclosed a completed application for EASY access code.

Yours faithfully

For Pte Ltd (the common seal must be witnessed by company's authorised officer in accordance with the company's articles of association e.g, company director, managing director)

THE COMMON SEAL OF	)
	)
	)
	)
	)
	)
was hereunto affixed	)
	)
	)
	)
in the presence of :-	)

Signature :....................................	Signature : ....
Name (in full) :	Name (in full) :
Designation :	Designation :

For Sole-Proprietorship: the sole proprietor must sign.
For Partnership: all partners to sign & fill in their names & NRIC Nos. as follows

SIGNED, SEALED and DELIVERED by :

______________________	______________________	______________________
Name : NRIC No :	Name : NRIC No :	Name : NRIC No :
** Sole-Proprietor/Partner	Partner	Partner

Trading under the name and style of : ______________________________________

Encl.

*Please delete the boxes which are not applicable.
**Please delete whichever is not applicable.

Hardcopy only.

SLA
SINGAPORE
LAND AUTHORITY
55 Newton Road
#12-01 Revenue House
Singapore 307987
Tel: 1800-3239829
Fax: (65) 63239937
www.sla.gov.sg
A Statutory Board of
the Ministry of Law

* Certificate of title Vol.731 Folio 125 is deposited with the Singapore Land Authority.

ABIGAIL SILVA
Advocate & Solicitor
Singapore

CT 750 - 100

LWL

Lodgment Receipt

Lodgment Form ID	:	0000004466771	Receipt Number	:	202202070553V
Law Firm	:	HENG LEONG & SRINIVASAN LLC	Receipt Date/Time	:	07/02/2022 10:32:16 AM
Lodger Account	:	1930	GST Registration No	:	M9-0005228-Y
Lodgment Date/Time	:	07/02/2022 10:32:16 AM	Mode of Payment	:	IBG
Priority No	:	487	Fax No.	:	
Firm's Reference	:	2021-3181	Email Address	:	ABIGAIL@HLSLEGAL.SG
Property Address	:	101 TUAS AVENUE 2 SINGAPORE 637226			

Instrument Details

Instrument Nature	Instrument No	Status	GST Type	Fee
L	IG/928410N	Submitted		
i) Instrument			Non Tax	i) $68.30
ii) Title			Non Tax	ii) $70.00
Sub Total				**$138.30**
Total Taxable			$0.00	
Total Non-Taxable			$138.30	
GST (7%)				**$0.00**
Grand Total Payable				**$138.30**

* In the event of unsuccessful payment, Singapore Land Authority reserves the right to take any action necessary to recover the fees together with any levy imposed by the financial institution and any costs incurred in recovering the fees.

* Please remember to submit the paper documents by 1:00pm the next lodgment day. Otherwise, the set of instruments will be rejected.

* Please remember to print the cashcard or credit/debit card or ezlink card payment receipt as you will need it for any claim of refund from NETS or the card issuing organisations.

*Generally instruments affecting private properties and HDB properties which are in order for registration will be registered within 7 and 14 working days respectively.

*For enquiries on the above instrument(s), you may select "eLodgment" > "Enquiry" > "Officer-in-charge of Lodgment Set" to contact the officer-in-charge of the lodgment set directly.

Description of Supporting Document

Attached Document Description
Not Applicable

9233-675

IE| 165588T

148381 N

THE LAND TITLES ACT

LEASE

For Official Use Only		
Instrument No.	IG/928410N	
Version No.		Based On 0.01
Registered By	Lim Wan Loo	
Registered On	-9 MAR 2022	

DESCRIPTION OF LAND

Title			Lot No	Extent	Property Address
Type	Vol	Fol			
CT	731	125	MK7-4779V	Whole	101 Tuas Avenue 2 Singapore 637226

LESSOR

ID / Co Regn No :	T08GB0025A
Name :	Jurong Town Corporation
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

HEREBY LEASES the registered estate or interest in the land to

LESSEE

ID / Co Regn No :	199902448E
Name :	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	101 Tuas South Avenue 2 Singapore 637226

TERM OF LEASE / CONSIDERATION

Term of Lease :	17 years
Commencement Date :	01/12/2013
Annual Rent :	See attached Annex A
Consideration :	* See attached Annex A

IMPORTANT NOTICE

The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

Subject to the following prior encumbrances

PRIOR ENCUMBRANCES

* Nil

COVENANTS AND CONDITIONS

- the covenants, conditions and powers implied by law in instruments of lease
- the covenants and conditions set forth in the Memorandum of Lease filed in the Singapore Land Authority as Memorandum of Lease Number IB/293564T and as varied by the attached Annex A
- *Please see attached Annex A

DATE OF INSTRUMENT : 15.12.2021

EXECUTION BY LESSOR

The Common Seal of Jurong Town Corporation was hereunto affixed in the presence of:-

Signature :

Director (Urban Solutions & Construction Cluster) - LIM JUNWEI

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

EXECUTION BY LESSEE

The Common Seal of ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD was hereunto affixed in the presence of:-

Signature :

Director - NAME: QUEK LENG CHUANG

Signature :

Director/Secretary - NAME: LAW BENG HUI

CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT

I, solicitor for the LESSEE, hereby certify that I have verified the following information:

Place of Incorporation and registration number

Name of Solicitor : JANNA WONG QIAN ERN

Signature :

I, the solicitor acting for the LESSEE, hereby certify that the within land/premises is NOT a residential property (as defined in the Residential Property Act), and that approval under the said Act is not required for the purchase, acquisition or retention of the within land/premises.

Name of Solicitor : JANNA WONG QIAN ERN

Signature : ______________

SIMILAR INTEREST CONFIRMATION

~~I, solicitor for ______________ hereby confirm that the interest of ______________ is similar to that in Caveat ______________~~

~~Name of Solicitor : ______________~~

~~Signature : ______________~~

CERTIFICATE OF CORRECTNESS

I, a duly authorised officer of the Jurong Town Corporation as at the date of this instrument under the Jurong Town Corporation Act, for and on behalf of the LESSOR hereby certify that this instrument is correct for the purposes of the Land Titles Act.

Name of Duly Authorised Officer : Marsha Lee

Signature : ______________

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

CERTIFICATE OF CORRECTNESS

I, solicitor for the LESSEE hereby certify that this instrument is correct for the purposes of the Land Titles Act and that I hold a practising certificate which is in force as at the date of the instrument.

Name of Solicitor : JANNA WONG QIAN ERN

Signature : [signature]

CASE FILE / STAMP DUTY CERTIFICATE REFERENCE

Law firm case file reference :	MLM-CMA-0000197/A3002425/SR
Stamp Duty Certificate reference :	102053-01LA3-1-234366214

ANNEX A
GS LOT NO. 4779V MK 7
AT 101 TUAS SOUTH AVENUE 2, SINGAPORE 637226

A **Consideration**:

(1) An annual rent as stipulated in clause **2.26** in **Part II of this Annex A**.

(2) (2.1) The aggregate investment on building and civil works and plant and machinery on the Demised Premises of at least **$19,902,950.00** (both known as "**fixed investment criteria**").

(2.2) Achieving a minimum gross floor area at a gross plot ratio of **not less than 0.86** ("**Minimum Required GPR**"), as declared by the Lessee, but **not more than 1.40** ("**Maximum GPR**").

(2.3) The development of the Demised Premises in accordance with the Lessor's **Aesthetic Control Guidelines**.

A1 **Easement:** As provided in the Memorandum of Lease filed in the Singapore Land Authority as Instrument No. **IB/293564T** ("**ML**").

B The ML shall be varied as follows :-

Part I

Clauses 2.5 and 4.7 of the ML shall be deleted and replaced by the following corresponding numbered clauses:-

2.5 To pay interest at the rate of **8.5%** per annum or such other rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable by the Lessee under this Lease from the due dates of it until payment in full is received by the Lessor.

4.7 A person who is not a party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act (Chapter 53B) (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Lease. The word "person" shall include a body corporate.

Part II

The following covenants and conditions shall be added :-
[Note: Clause/sub-clause numbering sequence follows those already in the ML]

2.26 To pay the annual rent in the manner stipulated in clause **2.1** of the ML and as follows :-

(a) The annual rent shall be based on an area of **8,758.00** square metres (although the final survey area is **8,757.90** square metres);

(b) From **1 December 2013,** an annual rent of **Dollars one hundred fifty-eight thousand one hundred and sixty-nine and Cents forty-eight ($158,169.48cts)** calculated at the rate of **$18.06cts** per square metre per annum of the Demised Premises, which rate shall be revised on **1 December 2014** and on **1 December** of every year thereafter, ("**Respective Revision Dates**") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year. The annual rent was last revised on **1 December 2020** to the rate of **$12.64cts** per square metre per annum; and

(c) The annual rent so revised on **1 December 2020** shall be subject to revision on **1 December 2021** and on **1 December** of every year thereafter, ("**Respective Revision Dates**") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year.

2.27 (a) To use the Demised Premises for the purpose of **recycling and recovery of precious and based metals from industrial wastes** ("**Authorised Use**") and for no other purpose whatever.

(b) Not to change the Authorised Use except with the prior written consent of the Lessor, Provided That the Lessee may only submit an application for such change in Authorised Use if there has not been a change of more than **51%** of the shareholding of the Lessee in the **five (5)-year period** immediately preceding the date of such application. In giving its consent, the Lessor may in its absolute discretion impose terms and conditions, including but not limited to requiring the Lessee to meet the fixed investment criteria and to show due proof of it within such period of time as the Lessor may stipulate.

(c) The words "meet" in this clause and "met" in clause **2.29** below shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met.

2.28 To ensure that the gross plot ratio shall not be less than the Minimum Required GPR but shall not exceed the Maximum GPR except with the prior written approval of the Lessor and the Authorities, Provided Always That and without prejudice to clause **2.8** of the ML, the Lessee shall pay :

(a) all development charges and differential premium which may be imposed on or charged to the Lessor by the Authorities;

(b) any other charges which may be imposed in connection with any increase in the Maximum GPR; and

(c) additional annual rent or additional land premium to the Lessor as the Lessor may in its absolute discretion determine.

2.29 (a) (a1) Not to demise, sell, assign, transfer, charge, create a trust or agency, mortgage, let, sublet or permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises without the Lessor's prior written consent ("**Restriction**") Except That the Lessee may, subject to the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture PROVIDED THAT the Lessee shall thereafter continue to be liable for the observance and performance of the Lessee's Obligations contained in this Lease.

Jc

(a2) Notwithstanding clause **2.29(a1)** above, not to sell, demise, assign, transfer, create a trust or agency or part with the possession or occupation of the Demised Premises without first making an offer ("**Offer**") in writing to the Lessor at the **prevailing market rate** and the Lessor shall thus have a right of first refusal to the Demised Premises. In the event the Lessor declines the Offer, the Lessee may, subject to the prior written consent of the Lessor, sell, assign, transfer or part with the possession or occupation of the Demised Premises.

(b) The Lessor in granting any consent relating to the Restriction, clause **2.29(a2)** or otherwise, the Lessor may in its absolute discretion, impose terms and conditions including but not limited to requiring :

(b1) that the **fixed investment criteria** to be met and due proof of it be shown within such period of time as the Lessor may stipulate;

(b2) that an assignee shall not demise, sell, assign, transfer, charge, create a trust or agency, mortgage, let, sublet, or permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises for a period to be determined by the Lessor at the time of consent Except That the assignee may :

(b2.1) with the prior written consent of or prior written notification to the Lessor (as the case may be), in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture; or

(b2.2) sublet the Demised Premises with the Lessor's prior written consent; and

(b3) the payment of monies, fee or deposit.

The restrictions in Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

(c) In the event of non-observance of the terms and conditions imposed in accordance with clause **2.29(b)** above, the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under clause **4.4** of the ML.

(d) Not at any time to suffer or cause any seizure or sale of the Demised Premises by virtue of a writ of seizure and sale or its equivalent.

(e) The exemption of liability in clause **2.20** of the ML and the Lessor's indemnity in clause **2.24** of the ML, shall also apply in connection with this clause **2.29**.

2.29A Not to:

(a) make any application for conversion under Part IV of the Limited Liability Partnerships Act (Chapter 163A) (as may be amended or revised from time to time); or

(b) pass any resolution or do any act which may result in the issuance by the Registrar of Companies of a notice of amalgamation under Part VII of the Companies Act (Chapter 50) (as may be amended or revised from time to time) which may cause the Demised Premises to be transferred to or vested in any amalgamated entity,

without the Lessor's prior written consent. If the Lessor grants any such consent, the Lessor shall have the absolute discretion to impose terms and conditions. The restrictions in section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

2.30 Without prejudice to the provisions in clauses **2.21** and **2.22** of the ML, at the termination of the Lease Term, by expiry or otherwise, ("**<u>Event</u>**") at the Lessee's own cost and expense :

(a) to remove the buildings, structures, fixtures, fittings, installations and equipment, or any part of it, as may be specified by the Lessor;

(b) to engage a competent independent consultant, who shall be from the relevant list of third party specialist consultants published at the relevant time by the National Environment Agency or its successor, to conduct another Environmental Baseline Study ("**Subsequent Study**") to determine the level of contamination at, on and beneath the Demised Premises and to submit a written copy of the Subsequent Study to the Lessor;

(c) if the results of the Subsequent Study indicate that the level of minerals, hydrocarbons or chemicals present at the time of the Subsequent Study exceeds that of the First Baseline Study dated **28 July 2014 (Ref No: EN59097/EL)** prepared by **Setsco Services Pte Ltd** ("**First Baseline Level**") submitted to the Lessor, to properly carry out within the time stipulated by the Lessor, all works necessary to decontaminate the Demised Premises to the state and condition existing at the time of the First Baseline Study and to the satisfaction of the Lessor and the Authorities; and

(d) to reinstate all damage to and yield up the Demised Premises in good and tenantable repair and condition in accordance with the Lessee's Obligations and to the Lessor's satisfaction,

(collectively referred to as "**Reinstatement**"), and in any event the Lessee agrees as follows:

(e) if the Lessee continues to occupy the Demised Premises after the Event, by himself or his employees, agents, contractors or subcontractors, or any other permitted persons for purposes of or in connection with the Reinstatement or any part of it, the Lessee shall be deemed to occupy the Demised Premises as a mere licensee, but subject to the same liabilities as a lessee under this Lease, and such licence shall at any time be determinable by the Lessor. The provisions in this clause shall not in any way be construed as a consent by the Lessor for the Lessee to hold over after the Event, or creating any greater interest than a mere licence;

(f) If the Lessee for any reason fails to carry out its obligations in accordance with this clause **2.30** or any part of it, the Lessor may (but without being under any obligation to do so), without prejudice to any other right or remedy the Lessor may have in law, carry out or cause to be carried out the Reinstatement, or any part of it, as the Lessor may deem fit and all costs and expenses incurred by it shall be recoverable by the Lessor from the Lessee as a debt; and

(g) The Lessor shall also be entitled to recover from the Lessee as a debt, and the Lessee shall pay the equivalent of all premium, land and building rents for the Demised Premises at the market rates prevailing at that time (as determined by the Lessor, which determination shall be final), Outgoings, GST and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which the Reinstatement is effected by the Lessee or the Lessor been added to the Lease Term.

2.31 (a) For so long as the permanent road(s) fronting the Demised Premises has or have not been handed over to the Land Transport Authority as agent for the State, to be responsible for all damage to the footpaths, trees, road pavement, roadside kerbs and sidetables, box culverts and drains fronting the Demised Premises ("**Damage**") and to repair all Damage immediately to the Lessor's satisfaction unless the Lessee shows due proof to the Lessor's satisfaction that :

(a1) the Lessee, the Lessee's officers, employees, visitors, permitted occupiers, contractors, subcontractors or agents ("**authorised persons**") or their respective authorised persons did not cause or contribute to the Damage; and

(a2) the Damage is not caused by, did not arise from or, is not connected with (directly or indirectly) the Lessee's operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises.

(b) Subject to the exemption of liability in clause **2.20** of the ML and the Lessee's indemnity in clause **2.24** of the ML, which shall also apply in connection with this clause **2.31**, if the Lessee for any reason fails to comply with clause **2.31(a)** above, or any part of it, the Lessor may in its absolute discretion (but without being under any obligation to do so) and without prejudice to any other rights and remedies the Lessor may have against the Lessee, perform the same or any part of it as the Lessor may deem fit and all costs and expenses incurred by the Lessor shall be recoverable by the Lessor from the Lessee as a debt.

2.32 The Lessee shall ensure that no structures to be erected or trees to be planted over or near the public sewers.

(a) Public Utilities Board ("**PUB**"), its officers or agents shall be allowed unimpeded access to the entire length of sewers within the Demised Premises to carry out inspection, maintenance and repair or any other works.

(b) The occupier and developer shall not deposit or place any materials or objects over or near the sewers that will impede access to the sewer unless prior approval in writing from PUB has been obtained.

II---II

DNI

For Official Use Only		
Instrument No.	IB/293564T	
Version No.		Based On 0.02
Registered By		Mazlan Muhd
Registered On		24 APR 2009

THE LAND TITLES ACT

MEMORANDUM OF LEASE

LESSOR

ID / Co Regn No :	T08GB0025A
Name :	Jurong Town Corporation
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

DULY AUTHORISED OFFICER OF LESSOR

ID / Co Regn No :	S0077406E
Name :	GLORIA ONG SIEW CHOO

I, the abovenamed duly authorised officer of the lessor, certify that this memorandum (comprising 12 pages) contains the provisions which are deemed to be incorporated in any instrument in which the abovementioned is named as a lessor, and such instrument has reference to this memorandum.

COVENANTS AND CONDITIONS

Please refer to the attached document with the following description(s):
See Appendix A

DATE OF APPLICATION :	16/04/2009

EXECUTION BY DULY AUTHORISED OFFICER

Signed by Jurong Town Corporation by its Authorised Officer

Name :	GLORIA ONG SIEW CHOO
Signature :	
Witness :	Chern Siow Ling Joyce

LODGED BY

Name of Lodging Party :	JURONG TOWN CORPORATION

CASE FILE REFERENCE

Law firm case file reference :	ML 11.12A/GO/YY/6 Apr 2009

APPENDIX A of Memorandum of Lease IB/293564T

Index of clauses in Memorandum of Lease

EASEMENT

RESERVING TO THE LESSOR, and all others to whom the Lessor has granted or may grant, as appurtenant to each and every premises adjoining and neighbouring the Demised Premises which are capable of so enjoying :

(a) a free and uninterrupted RIGHT OF PASSAGE AND RUNNING of water, sewage, electricity, power, gas, cable, telecommunication and other forms of communications, and other services, from the adjoining and neighbouring premises through or by means of sewers, drains, pipes, channels, wires, cables and ducts, upon over or under the Demised Premises and to lay, install, make connections with, maintain, repair, renew, restore, alter or remove them for the purpose of or in connection with such right; and

(b) all other easements, ancillary rights and obligations as are or may be implied by the Land Titles Act,

("**Easement**").

COVENANTS AND CONDITIONS

1 In this Lease :

1.1 the following expressions shall have the following meanings : **Definitions**

(a)	"Authorities"	: all relevant governmental and statutory authorities.
(b)	"Commencement Date"	: the date when the term of lease commences, as defined in the Lease.
(c)	"Demised Premises"	: the land hereby demised and all buildings, structures, fixtures and fittings in it, which shall include any part of it.
(d)	"Law"	: all applicable laws, statutes, legislation, by-laws, rules, orders or regulations and all requirements and directions of the Authorities, now or hereafter in force.
(e)	"Lease Term"	: as defined in the Lease.
(f)	"Lessee"	: as defined in the Lease, and includes its successors-in-title and permitted assigns (if any).
(g)	"Lessee's Obligations"	: covenants, conditions, terms, stipulations, undertakings and obligations to be performed, fulfilled or observed by the Lessee.

(h) "Lessor" : Jurong Town Corporation (also known as "**<u>JTC Corporation</u>**") a body corporate incorporated under the Jurong Town Corporation Act, its successors-in-title and assigns.

1.2 unless the context otherwise requires : **Interpretations**

(a) words importing the singular number include the plural number and vice versa;

(b) words importing the masculine gender include the feminine gender and vice versa;

(c) words importing "persons" include corporation/body corporate and vice versa;

(d) reference to a specific Act of Singapore shall include any amendment, revision or replacement made to it from time to time;

(e) where there are two or more persons included in the expression "Lessee", covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally; and

(f) all marginal notes are for ease of reference only and shall not be taken into account in the construction or interpretation of the clause or paragraph to which they refer.

2 **The Lessee covenants** with the Lessor as follows :-

2.1 (a) To pay the annual rent in accordance with the Lessee's Obligations by equal monthly instalments on the first day of each month of every year (i.e. first of January, February, March, etc.) of the Lease Term without any deductions and in advance without demand at the office of the Lessor, or at such other office as the Lessor may designate. **Monthly Payment of Annual Rent**

(b) The market rent for purposes of determining the annual rent rate only shall mean the rent per square metre per annum of the Demised Premises excluding the buildings and other structures erected on it, and shall be determined by the Lessor on or about the Respective Revision Dates stipulated in the Lease (and payable retrospectively with effect from the Respective Revision Dates, if determined after such dates), and the decision of the Lessor shall be final. **Meaning of "Market Rent"**

(c) If the Preliminary Survey Area is mentioned in the Lease, it may at any time be adjusted on completion of final survey, if any, and if the area adjusted exceeds **five (5) square metres** more, or less, than the Preliminary Survey Area, the rental paid or payable by the Lessee shall accordingly also be adjusted and be paid and payable, or refunded as the case may be, in respect of the full difference between the Preliminary Survey Area and the final survey area, with retrospective effect from the Commencement Date. **Rent Adjustment on Final Survey**

(d) All sums payable or refundable under clause **2.1(c)** shall be paid or refunded, as the case may be, without interest EXCEPT THAT interest under clause **2.5** shall be payable by the Lessee if the Lessee fails to make payment after the said sums become due. **Interest Element**

2.2 To pay :

(a) all rates, property taxes, other taxes, assessments and outgoings, (collectively referred to as "**Outgoings**") whatever which now are or which at any time hereafter during the Lease Term may be imposed or charged upon or in respect of the Demised Premises; **Rates and Taxes**

(b) to the Lessor all survey fees and other charges, including those payable to and claimed by the Authorities, for the sub-division of the land of which the Demised Premises forms part, and the preparation and issue of a Certificate of Title and this Lease Provided That the Lessor shall have the right to employ its own surveyor to carry out the survey at the cost of the Lessee; **Survey Fees**

(c) all costs, disbursements, fees, charges, and stamp and registration fees in connection with the preparation, stamping and issue of this Lease and any other prior accompanying or future documents or deeds, supplementary, collateral, or in any way relating to this Lease; **Cost of Documents**

(d) all costs, fees and expenses in performing and observing all the Lessee's Obligations, whether expressly stipulated or not; **Cost of Performance**

(e) all costs, fees and expenses, including the Lessor's legal costs (on an indemnity basis), in connection with the enforcement of the stipulations in this Lease. **Cost of Enforcement**

2.3 To pay a reasonable proportion of the expense of constructing, repairing, rebuilding and cleansing all party walls, fences, sewers, drains, pipes, water-courses and other things the use of which is common to the Demised Premises and the occupiers of any adjoining or neighbouring premises, and such proportion in the case of a dispute shall be conclusively determined by the Lessor's surveyor. **Cost of Party Walls etc**

2.4 To pay or reimburse the Lessor acting as the collecting agent for the Authorities : **GST**

(a) the Goods and Services Tax ("**GST**") imposed or chargeable on or calculated by reference to the rent, Land Premium (if any), and any other taxable sums due to the Lessor under this Lease in such manner and within such period as to enable the Lessor to comply with the Law; and

(b) all interest, fines, and penalties suffered or incurred by the Lessor resulting from any failure or delay by the Lessee in the payment of the Outgoings or GST.

2.5 To pay interest at the rate of **8.0%** per annum or such other rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable by the Lessee under this Lease from the due dates of it until payment in full is received by the Lessor. **Interest**

2.6 (a) To insure and keep insured the Demised Premises against loss or damage by fire to its full reinstatement value. **Keep insured**

(b) If the Lessee fails to fulfil clause **2.6(a)**, the Lessor may, though not obligated to do so, insure the Demised Premises against loss or damage by fire, and the Lessee shall pay to the Lessor on demand, by way of additional rent, a sum equal to what the Lessor may pay for the insurance.

2.7 If the Demised Premises is destroyed or damaged by fire, to forthwith : **Rebuilding (Reinstating)**

(a) give the Lessor written notice of the destruction or damage; and

(b) cause all insurance monies received to be used for rebuilding and reinstating the Demised Premises to the Lessor's satisfaction and in accordance with the approved plans and the Law,

Provided That :

(c) if the insurance monies are insufficient, the Lessee shall make up the deficiency out of his own monies; and

(d) the rebuilding and reinstatement shall commence and be completed within a reasonable period specified by the Lessor.

2.8 (a) Not to amend any plans, elevations or specifications of the buildings, structures, installations, equipment, fixtures or fittings which the Lessor has given his consent to unless the prior written consent of the Lessor has been obtained for such amendment, regardless of whether the amendments have been approved by the Authorities. **Modifications to Consented Plans**

(b) On granting such consent, and without prejudice to other terms and conditions which the Lessor may impose, the Lessee shall if required by the Lessor give to the Lessor security that the proposed addition, alteration or rebuilding will in fact be carried out within a reasonable time.

2.9 (a) Not to cause or allow heavy power surge, high frequency voltage and current, noise, vibration or any electrical or mechanical interference or disturbance whatever which : **Power Surge & Vibration**

(a1) may prevent or prevents in any way the service or use of any communication system; or

(a2) affects the operation of other equipment, plant, installations, machinery, apparatus, fixtures, fittings or appliance

of the Lessor, other lessees, tenants, licensees or occupiers, ("**Interference**").

(b) To allow the Lessor or any authorised person to inspect, at all reasonable times, equipment, plant, installations, machinery, apparatus, fixtures, fittings or appliance in the Demised Premises to determine the source of the Interference.

(c) To take suitable measures to eliminate or reduce the Interference to the Lessor's satisfaction, if the Interference is found by the Lessor or such authorised person.

2.10 To execute such works as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and the Authorities. **Diversion Of Existing Utility Services**

2.11 Not to keep or permit to be used or stored in the Demised Premises any materials of a dangerous or explosive nature without the Lessor's prior written consent. **Dangerous Materials**

2.12 Not to do or permit or suffer to be done in, upon or at the Demised Premises anything which in the opinion of the Lessor may be or become a nuisance or annoyance, or cause damage, injury, loss or inconvenience to the Lessor or to the lessees or the occupiers of any adjoining or neighbouring premises, or whereby any insurance for the time being effected on the Demised Premises may be rendered void or voidable or be in any way adversely affected. **Nuisance, Etc**

2.13 (a) To maintain the Demised Premises in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods or articles of whatever nature and description from the Demised Premises as may be stipulated in writing by the Lessor. **House-keeping**

(b) To ensure that all fences and boundary walls, if any (including the anti-climb), shall not exceed **2.0 metres** in height. **Boundary Fence & Wall**

2.14 To repair and keep in good and tenantable repair the Demised Premises throughout the Lease Term. **Tenantable Repair**

2.15 If any major damage of whatever nature or description shall at any time occur or be caused to the Demised Premises, to forthwith give to the Lessor written notice of the damage and to remedy the damage to the Lessor's satisfaction within such time as the Lessor may specify. **Notice of Damage**

2.16 To ensure the protection of slopes and embankments (if any) and to prevent earth-slip, erosion of soil and failure of slopes and embankments, to the satisfaction of the Lessor and the Authorities. **Slope Protection**

2.17 (a) If the Lessee shall at any time be found to have encroached upon any area beyond the Demised Premises, the Lessee shall, without prejudice to any other right or remedy the Lessor may have against the Lessee, immediately or within the time specified (if any) by the Lessor rectify and remove the encroachment to the Lessor's satisfaction and pay to the Lessor such compensation as may be specified by the Lessor. **Encroach-ment**

(b) If, however, the Lessor in his absolute discretion permits or requires the Lessee to regularise and retain the encroached area, or any part of it, upon such terms and conditions as may be stipulated by the Lessor ("**Permission**") and the Authorities, the Lessee shall pay : **Encroach-ment regularisa-tion/ retention**

(b1) rent on the encroached area with retrospective effect from the Commencement Date, or the date of commencement of encroachment ("**said date**") if the Lessee shows due proof of the said date to the Lessor's satisfaction; and

(b2) all survey fees, amalgamation fees, legal costs (on an indemnity basis), and all other costs and charges relating thereto.

2.18 To permit the Lessor and his employees, agents, contractors and subcontractors and their employees ("**Authorised Parties**"), at reasonable times in the day-time and night-time to enter upon the Demised Premises : **Lessor's Right of Inspection and Repair**

(a) to examine -

(a1) its state and condition;

(a2) defects, decays and wants of reparations; and

(a3) all breaches of covenant there found,

and the Lessor may thereupon, without prejudice to any other right of remedy the Lessor may have, including the right under clause **4.4**, serve on the Lessee written notice by leaving the notice at or on the Demised Premises requiring the Lessee to make good the same within such reasonable time as specified in such notice; and

(b) for any other reasonable purpose.

2.19 Without prejudice to the generality of the Lessor's rights under the Easement, to allow the Lessor and the Authorised Parties and the Lessor's authorised lessees, tenants and licensees and their employees, contractors and subcontractors a right at any time to enter and work upon the Demised Premises free of charge for the purposes stipulated in the Easement. **Entry Free of Charge**

2.20 Not to hold the Lessor, his officers or employees in any way liable for any loss of peaceful or quiet possession or enjoyment of the Demised Premises, claim, demand, action, proceedings, suits, summonses, writs, inconvenience, loss, damage, costs or expenses of whatever kind or description which the Lessee or any other person may suffer in connection with : **Exemption from Liability**

(a) clauses **2.3**, **2.8**, **2.9**, **2.10**, **2.11** or **2.18**;

(b) clause **2.19**, including such entry, works or pipelines, or in any other way connected with the Easement;

(c) clauses **2.21**, **2.22**, **2.23** or **4.3**;

(d) clause **2.30** in the Lease; or

(e) any occurrence (including acts of terrorism), or any representations, promises or warranties with respect to the Demised Premises or its appurtenances.

2.21 (a) To perform and observe the express and implied covenants on the Lessor's part in the head lease ("**<u>head lease covenants</u>**") and conditions between the President of the Republic of Singapore and the Lessor so far as they are not specifically and expressly varied in this Lease. **State Lease**

(b) Not to breach nor in any manner cause or permit a breach of the head lease covenants and conditions.

2.22 (a) Not to do, omit, permit or cause to be done or omitted any act, matter or thing in, upon or at the Demised Premises which shall contravene the Law, but to fully comply with and observe, and ensure full compliance with and observance of the Law : **Compliance with Law**

(a1) in relation to -

(a1.1) the possession, use, occupation, or otherwise, of the Demised Premises; or

(a1.2) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises,

notwithstanding any endorsement, approval, permission or consent which the Lessor may grant under any clause in this Lease or otherwise; or

(a2) which the Lessor may be liable to comply with or observe or which may be imposed on the Lessor in connection with the Demised Premises.

(b) If the Lessee fails to comply with clause **2.22(a)** or any part of it, the Lessor may in its absolute discretion (but without being under any obligation to do so) and without prejudice to any other rights and remedies the Lessor may have against the Lessee, perform the same, and all costs and expenses incurred thereby shall be recoverable from the Lessee as a debt.

2.23 To make reasonable provision against (including procuring an appropriate public liability insurance coverage) and be responsible for the following : **Occupiers' and Other Liabilities**

(a) All loss, injury, and damage whatever to any person (including loss of life) and any movable or immovable property, including that of the Lessor's, arising out of or in connection with -

(a1) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises;

(a2) the possession, occupation, use or otherwise of the Demised Premises;

(a3) the use or storage of any dangerous or explosive material; and

(a4) any act or omission, neglect or default of the Lessee, the Lessee's officers, employees, visitors, permitted occupiers, contractors, subcontractors, or agents, ("**authorised persons**"), or their respective authorised persons,

notwithstanding the Lessor's endorsement, approval, permission or consent (if any) under this Lease or otherwise.

(b) Any act, matter or thing done, or omitted, permitted or caused to be done, in contravention of the Lessee's Obligations.

2.24 To fully indemnify and keep indemnified the Lessor from and against all proceedings, actions, suits, writs, summonses, judgments, orders, decrees, costs, expenses, charges, claims, demands, losses, damages, fines, penalties and liabilities which the Lessor or any other person may suffer or incur arising out of or in connection with clauses **2.9**, **2.10**, **2.11**, **2.12**, **2.14**, **2.16**, **2.17**, **2.18**, **2.21**, **2.22**, **2.23**, **2.30**, **4.3**, the Demised Premises, or this Lease. **Indemnity by Lessee**

2.25 If the Lease Term is determined, by expiry or otherwise, the Lessee shall : **Surrender of Certificate of Title**

(a) immediately surrender or cause to be surrendered the duplicate subsidiary Certificate of Title for the Demised Premises to the Registrar of Titles for cancellation; and

(b) simultaneously give to the Lessor written notice of such surrender.

[<u>Note</u> : For additional Lessee's covenants, see Part II in Annex A of the Instrument of Lease]

3 **The Lessor hereby covenants** with the Lessee that the Lessee, paying the rent hereinbefore reserved and performing and observing the Lessee's Obligations, shall peaceably hold and enjoy the Demised Premises during the Lease Term without any interruption of or by the Lessor or any person lawfully claiming through under or in trust for him. **Peaceful Enjoyment**

4 **The Lessor and Lessee** agree to the following :-

4.1 No estate or interest in the soil of the road and footpath adjacent to the Demised Premises is or shall be deemed to be included in the demise contained in this Lease. **Soil**

4.2 The Lessee shall not be entitled to any right of access of light or air to the Demised Premises, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose. **Light and Air**

4.3 The Lessee shall - **"As Is Where Is"**

(a) take the Demised Premises on an "as is where is" basis, including any defects (latent, inherent or otherwise), and is deemed to have full notice and knowledge of its state and condition, including but not limited to its ground levels, topography, subterranean conditions, and soil contaminants, content, compounds, characterisation and conditions, ("**<u>State and Condition</u>**");

(b) execute such works as may be required to be done or as the Lessee may deem necessary (subject to the Lessor's prior written consent or approval) in respect of the State and Condition.

4.4 (a) It shall be lawful for the Lessor or any person authorised by the Lessor in that behalf to re-enter upon the Demised Premises in the name of the whole at any time after the happening of any of the following events : **Re-Entry/ Forfeiture**

(a1) the rent, Outgoings, GST, or any other sums due under or by virtue of this Lease, or part of it, shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not);

(a2) the Lessee fails in any other way to perform, fulfill or observe any of the Lessee's Obligations ("**<u>Breach</u>**"), and:

(a2.1) the Lessor has served on the Lessee written notice specifying the Breach; and

(a2.2) if the Breach is (having regard to the nature of the Breach) capable of remedy, requiring the Lessee to remedy the Breach, and the Lessee has failed to remedy the Breach within 3 months from the date of the Lessor's said written notice (except in the case of an emergency, exigency, or a health or safety concern, when immediate or early remedy is required or necessary); or

(a3) any seizure or sale or its equivalent is made in respect of the Demised Premises.

(b) Upon such re-entry, the Lease Term shall absolutely determine but without prejudice to the Lessor's other rights and remedies in respect of any breach of the Lessee's Obligations.

(c) However, if the Demised Premises has been assigned by way of mortgage, the provisions of this clause **4.4** shall not take effect until the Lessor has served upon the mortgagee a written notice that such breach has occurred and the mortgagee has failed to remedy such breach.

4.5 If at any time any provision or any part of a provision of this Lease is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions or parts of the provision (to the extent that they are severable from such illegal, invalid or unenforceable provisions or part of the provision) shall in no way be affected or impaired by it. **Severability**

4.6 This Lease shall be governed and interpreted in accordance with the laws of Singapore and any legal proceedings, actions, suits, writs, summonses or claims arising from or in connection with the Lease or the Demised Premises shall be commenced in and heard before the courts of Singapore and the Lessee agrees to irrevocably submit himself to the jurisdiction of the courts of Singapore. **Governing Jurisdiction and Law**

4.7 A person who is not a party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Lease. **Third Party Rights**

4.8 No waiver expressed or implied by the Lessor of any breach of any of the Lessee's Obligations shall be construed nor be deemed to operate as a waiver of any other breach of the same or any other term, covenant, condition, undertaking or stipulation and shall not prejudice in any way the rights, powers and remedies of the Lessor contained in this Lease. Any acceptance of rent, GST, and any other monies shall not be deemed to operate as a waiver by the Lessor of any right to proceed against the Lessee of any of the Lessee's Obligations. **Non-Waiver**

Original

Certificate of Stamp Duty

Stamp Certificate Reference	:	**102053-01LA3-1-234366214**
Stamp Certificate Issued Date	:	**22/12/2014**
Applicant's Reference	:	**2014008441GH.JY**
Document Reference Number	:	**2014120801002 ver. 1.0**
Document Description	:	**Acceptance to Offer of Lease (Ad valorem)**
Date of Document	:	**27/09/2013**

Vacant Land	:	MK/TS No: 7 Lot No: 3934L PL/PT/Parcel No: A3002425, TUAS SOUTH AVENUE 2
Lessor/ Landlord	:	JURONG TOWN CORPORATION (UEN-OTHERS - T08GB0025A)
Lessee/ Tenant	:	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD (UEN-LOCAL CO - 199902448E)
Stamp Duty	:	S$ 2,532.00
Penalty	:	S$ 144.00
Total Amount	:	**S$ 2,676.00**